www.shengtaipharmaceutical.com

SHENGTAI HOLDING INC
Shengtai



SHENGTAI PHARMACEUTICAL, INC.

May 2008



Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, changes in the scope or timing of the Company's projects, slowdown in the demand for glucose series products and starch products, uncompetitive levels of research and development, failure to obtain regulatory approvals, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only as of this date, and the Company is under no obligation to revise or update these forward-looking statements.

Equity Snap Shot

▪ OTCBB:	SGTI
▪ Price (5/16/2008):	$3.25
▪ Market Cap:	$65.0 mil

<u>For the first three quarters of fiscal 2008:</u>

▪ Revenues:	$65.0 mil
▪ Net Income:	$7.3 mil
▪ Wtd. Avg. Diluted shares as of 3/31/2008:	20.0 mil
▪ Earnings Per Share:	$0.36

Note: Fiscal year ends June 30

Company Overview

- Market leader of pharmaceutical grade glucose in China
- The most important manufacturer and supplier of Dextrose Monohydrate transfusion solutions in China
- Background
  - Established and acquired state-owned enterprise in 1999
  - Became an indirect wholly-owned subsidiary of West Coast Car Co. in 2007
  - Renamed Shengtai Pharmaceutical, Inc. in June 2007
- Headquartered in East Windsor, NJ, with major operating subsidiary in Weifang, Shandong Province, China
- Total of 800 employees




Molecular Construction of Glucose
Hydrogen
Carbon
Oxygen

Investment Highlights

- Rapid revenue growth and strong profitability
- Positioning itself to be the leading pharmaceutical grade glucose supplier
- Located near raw material supplies in Shandong, largest corn producing province in China; Convenient to ship products to Beijing, Shanghai, Seoul and Tokyo
- Vertical integration of raw materials manufacturing facility enhances production capacity and product quality
- Development of higher margin, high value-added industrial-use products
- Growth opportunities from domestic and overseas markets



Revenue ($ Millions)
$20.0
$24.9
$36.0
$51.7
$35.5
$65.0
2004
2005
2006
2007
9 Mos 07
9 Mos 08



Net Income ($ Millions)
$0.5
$1.6
$4.2
$7.1
$4.9
$7.3
2004
2005
2006
2007
9 Mos 07
9 Mos 08

Principal Products

Pharmaceutical and medicinal materials

- Dextrose Monohydrate Series
- Starch, Dextrin,
- Multivitamin glucose
- Glucose base solution
- Pharmaceutical grade starch
- Avermectins (Ointment, refinement)

Food, Beverage and Processing Industries Products

- Syrup
- Industrial glucose
- Starch
- Dextrin
- Sodium Gluconate
- Maltose
- Maltitol





Revenue Mix



Revenue By Products,
(9 Mos FYO8)
40.3%
33.7%
26.0%
Glucose
Cornstarch
Others

Total Revenue (9MosFY08) = $ 65.0million



Average Gross Profit Margin,
9 Mos FY08
50%
40%
30%
20%
10%
0%
24%
8%
41%
Glucose
Cornstarch
Others

Growth Strategy

- Higher living standards make glucose affordable in China, thus stimulates glucose consumption
- Upgrade existing glucose manufacturing plant capacity and launch the production of new high-quality glucose production complex to satisfy fast growing domestic and overseas markets
- Consolidate domestic market before ambitiously targeting overseas customers
- Continue to develop new higher-margin, innovative products
- Build brand loyalty by leveraging sales and marketing

Benefits of In-house Cornstarch

About New Cornstarch Plant

- New, modern equipment with state-of-the-art technology completed in October 2007
- Maximum annual production capacity of 240,000 tons per year
- Capacity can be easily expanded to 300,000 tons per year when necessary
- Located close to corn production areas and existing glucose production plant and the new glucose complex





Benefits

- Low-cost, stable supply of high-quality raw materials for glucose production
- Stable raw material supply enables existing glucose production plant to operate at 100% capacity
- Reduced transportation costs of raw materials
- Quality assurance of raw materials
- Improved revenues by selling excess cornstarch produced

Existing Glucose Production Facilities

Existing Glucose Production Facilities

- Annual production capacity was 60,000 tons before October 2006
- Whatever we produced was insufficient to meet the strong market demand
- Since October 2006 we have been upgrading their capacities; expected to reach 90,000 tons per year by 1H 2008





New Glucose Production Complex

New Glucose Production Complex

- Commenced construction in July 2007 with expected annual production capacity of 120,000 tons of pharmaceutical glucose and value-added glucose products
- Successfully launched trial production in May 2008 and now have started some glucose production
- State-of-the-art machinery and technology
- Strictest quality control standards
- Most competent employees



Production Process

Cornstarch → Convert → Emulsion





Add in Glucoamylase

- Filter
- Discolor
- Ion exchange
- Inspissations
- Crystallization and separation





Clean and Dry → Glucose

Quality Control

- Production facilities fully certified for GMP, ISO9002 and HACCP international quality standards
- Most of the products also certified HALAL, KOSHER and IP GMO, which are recognized globally
- Three-Tier quality control system
  - Workshop team
  - Production team
  - Management accountability
- Pollution- and contamination-free production environment
- Stringent hygiene controlled warehouse
- Output conforming to pharmaceutical glucose product specifications is maintained at 100%


药品GMP证书
先进的玉米淀粉生产设备
HACCP

Distribution Channels and Target Market

- Four representative offices, with business in all provinces except Tibet
- Export to over 70 countries

Target Customers

- Pharmaceutical companies
- Medical supply companies
- Medical supply exporters
- Food and beverage companies


Domestic Market
Shandong
Chengdu
Hangzhou
Nanchang
Guangzhou
Representative Office
Chinese Operation Headquarter

Customer Base

Key Factors to reinforce customer loyalty:

- High quality, pharmaceutical grade products
- Certified product reliability
- On-time deliveries
- New and improved medicinal products and packaging
- Excellent service and support
- Strong referrals

ROQUETTE
REDOX
双鹤药业 DCPC
多乐乳业
华源长富
威士雅
丰原集团 BBCA GROUP
HISUN 海正药业

Growth Opportunity in China


Thousand
Number of Health Institutions
304
300
296
292
288
284
291
298
299
300
2003
2004
2005
2006


Milion
Population in China
1320
1310
1300
1290
1280
1270
1276
1285
1292
1300
1308
1315
2001
2002
2003
2004
2005
2006

Source: National Bureau of Statistics of China

- **About 300,000 medical service providers**
- **Increasing population drives over 15% annual growth of Chinese pharmaceutical market**
- **Strong demand for higher quality drugs and medical equipment**
- **China will become world's 5th largest pharmaceutical market, valued at $75 billion by 2010**

Raw Material: Corn

- Corn is the principal raw material for cornstarch
- <u>Two Events:</u>
  - Recently Chinese regulators reiterated publicly they intended to control development of industrial use of corn, such as conversion of corn into ethanol
  - Since December 11, 2007, Chinese regulators have been selling corn reserves to open market on a weekly basis for approximately $240 per metric ton



Raw Material: Corn

- Management believes that:
  - Stable corn prices will help maintain availability of our raw materials, and therefore, stabilize our gross profit margin
  - These government policies have had and will continue to have positive effects on our operations
  - We are still able to pass the adverse effect of increasing raw material prices to our customers, given the market structure and strong demand

Experienced Management Team

- **Qingtai Liu – President, CEO**
  Formerly head of Science and Technology of Changle Power Factory, Bachelor of Electrical Engineering Degree from Shandong Technical University

- **Melody Shi – CFO**
  Served as audit manager for Kabani & Co., Inc., Controller at Aroa Marketing, Channel Program Manager at Sun Microsystems and financial analyst at Hewlett Packard China, obtained MBA from University of California, Irvine, Bachelor's degrees in Computer Science and International Trade and Business from Beijing Polytechnic University and is a Certified Public Accountant

- **Chris W. Wang – Independent Director, Chairman of Audit Committee**
  Served as Chief Financial Officer of Fushi International, Inc., Executive VP of Redwood Capital, Inc., obtained MBA in Finance and Corporate Accounting from Simon Business School of University of Rochester

Financial Highlights

Strong Revenue Growth


Millions $
4 year CAGR 26.8%
$20.0
$24.9
$36.0
$51.7
$35.5
$65.0
2004
2005
2006
2007
9 Mos 07
9 Mos 08

Note: 9 Mos 2008 unaudited financial statements

Increasing Gross Margin



Millions $
16
14
12
10
8
6
4
2
0
4 year CAGR 36.5%
17.6%
21.3%
23.5%
23.6%
24.8%
23.0%
$3.5
$5.3
$8.5
$12.2
$8.8
$14.9
30%
25%
20%
15%
10%
5%
0%
2004
2005
2006
2007
9 Mos 07
9 Mos 08
Gross profit
Gross margin

Note: 9 Mos 2008 unaudited financial statements

Strong Net Income Growth



Millions $
4 year CAGR 95.7%
$0.5
$1.6
$4.2
$7.1
$4.9
$7.3
2.4%
6.5%
11.7%
13.8%
13.7%
11.2%
0
1
2
3
4
5
6
7
8
0%
2%
4%
6%
8%
10%
12%
14%
16%
2004
2005
2006
2007
9 Mos 07
9 Mos 08
Net Income
Net Profit Margin

Note: 9 Mos 2008 unaudited financial statements

Earnings Per Share (Diluted)


$0.05
$0.16
$0.42
$0.64
$0.48
$0.36
2004
2005
2006
2007
9 Mos 07
9 Mos 08

Note: 9 Mos 2008 unaudited financial statements.

Balance Sheet Highlights

	March 31	For year ended June 30	
	2008	2007	2006
($ in Thousands)			
Cash	$5,719	$6,420	$502
Current Assets	22,263	31,266	12,150
Total Assets	88,337	73,760	31,271
Current Liabilities	42,839	38,468	23,612
Total Liabilities	45,805	42,130	24,614
Total Stockholder's Equity	42,532	31,631	6,657

Note: March 31, 2008 unaudited financial statement

Attractive Valuation

Company	Ticker Symbol	Stock Price ($)	Market Cap ($M)	EPS $ (ttm)	P/E (ttm)	P/S (ttm)	P/B (mrq)
Shengtai Pharmaceutical, Inc.	**SGTI**	**3.25**	**65.0**	**0.50**	**6.5**	**0.8**	**1.5**
Xiwang Sugar Holdings	2088.HK	0.38	320.5	0.06	6.9	1.2	1.8
Global Bio-Chem	0809.HK	0.45	1038.5	0.05	9.0	1.2	1.3
Corn Products International Inc.	CPO	47.00	3482.7	2.78	16.9	0.9	2.0
Archer-Daniels-Midland Co.	ADM	43.35	27913.1	3.68	11.8	0.5	2.1
		Average			**10.2**	**1.1**	**2.1**

Note: *HKD 7.8/USD is foreign exchange applied for price adjustment on 2008.HK and 0809.HK*

All data are extracted from Reuters.com

Investment Summary

- Market leader and preferred supplier of pharmaceutical grade glucose in China
- Vertically integrated cornstarch plant enables stable, high-quality and low cost material supply
- Upgrading existing glucose capacity expansion
- The initiation of new glucose complex significantly drives glucose production to meet strong demand
- Target domestic and overseas opportunities
- Develop new, higher-margin, industrial-use products
- Solid financial performance

Outlook

- **Optimistic:**
  - Believe we can achieve **"**make-good**"** provision of after-tax net income of **at least** $9 million or fully diluted EPS of at least **$0.43** by end of June 30, 2008

Contact

Shengtai Pharmaceutical, Inc.

Melody Shi, CFO

Changda Road East,

Changle County,

Shandong, China

Tel: 86 (536) 629-5728

shengtaicfo@hotmail.com

CCG Elite Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas,

Suite 2800

New York, NY 10019

Tel: 1 (646) 213-1915

Crocker.coulson@ccgir.com